Exhibit 99.1

PARTNER  OF  CHOICE          EMPLOYER  OF  CHOICE          INVESTMENT  OF  CHOICE Investor  Update September  2016 1

Forward  Looking  Statements In addition to historical information, this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “forecasts”, "expects," "intends," "believes," "anticipates," “estimates”, "should," "likely" and similar expressions identify forward-looking statements. Such statements include, but are not limited to, statements about SkyWest’s future financial and operating results, plans, objectives, expectations, estimates and intentions, and other statements that are not historical facts. All forward-looking statements included in this presentation are made as of the date hereof and are based on information available to SkyWest as of such date. SkyWest assumes no obligation to update any forward-looking statement. Readers should note that many factors could affect the future operating and financial results of SkyWest, SkyWest Airlines or ExpressJet, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this presentation. These factors include, but are not limited to, the prospects of entering into agreements with existing or other carriers to fly new aircraft, ongoing negotiations between SkyWest, SkyWest Airlines and ExpressJet and their major partners regarding their contractual obligations, uncertainties regarding operation of new aircraft, the ability to attract and retain qualified pilots, the impact of regulatory issues such as pilot rest rules and qualification requirements, and the ability to obtain aircraft financing. Actual operational and financial results of SkyWest, SkyWest Airlines and ExpressJet will likely also vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of other reasons, including, in addition to those identified above: the operational and financial challenges and impact of market demand shifting from 50-seat single-class aircraft to dual-class aircraft;; the challenges of competing successfully in a highly competitive and rapidly changing industry;; developments associated with fluctuations in the economy and the demand for air travel;; the financial stability of SkyWest’s major partners and any potential impact of their financial condition on the operations of SkyWest, SkyWest Airlines, or ExpressJet;; fluctuations in flight schedules, which are determined by the major partners for whom SkyWest’s operating airlines conduct flight operations;; variations in market and economic conditions;; significant aircraft lease and debt commitments;; realization of manufacturer residual value guarantees on applicable SkyWest aircraft;; market changes in residual values for aircraft and related assets;; labor relations and costs;; the impact of global instability;; rapidly fluctuating fuel costs, and potential fuel shortages;; the impact of weather-related or other natural disasters on air travel and airline costs;; interruption of information technology systems, including systems provided by our major partners and vendors;; aircraft deliveries;; the ability to attract and retain qualified pilots and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause SkyWest’s actual results to differ materially from management’s current expectations are contained in SkyWest’s filings with the Securities and Exchange Commission, including the section of SkyWest’s Annual Report on Form 10-K for the year ended December 31, 2015, entitled “Risk Factors.” 2

SKYWEST INCORPORATED SkyWest LEASING YEXPRESSJET 3

Executing   on  our  Fleet  Transition Generating  value  during  our  fleet  transition: 1. 2. 3. 4. 5. Adding  aircraft  to  new,  profitable  contracts Removing  older  50-seat  aircraft  from  our  fleet Improving  economics  in  existing  contracts  when  available Delivering  strong  operating  performance Managing  our  fleet  risk  for  changing  market  demands 4

Improvement  in  Flying  Contracts  and  Fleet  Mix June  2015 June  2016 46% 25% Aircraft  in  service:  676 Aircraft  in  service:  655 Operating  Fleet  as  of  June  30,  2015: 676 Legend: Removed  ERJ145s (UA/AA) (26) Each  colored  box  represents  one  aircraft Each  white   box  represents  one  removed  aircraft New  E175   aircraft Significant   annualized   earnings Removed  CRJ700s (DL) (3) Significant   annualized   losses 5 Also   transitioned  11   CRJ700s  and  10   CRJ200s  between   partners Operating  Fleet  as  of  June  30,  2016:655 Removed  CRJ200s  (multiple)(10) Added   E175s  (UA/AS)18

Fleet  Changes   Since  June  30,  2015 CRJ700s/900s 203 - (3) 200 Up  6% CRJ200s 234 - (10) 224 Down  8% Also  transitioned  11  CRJ700s  and  10  CRJ200s  between  partners/flying  agreements. Demand  from  our  partners  continues  to  point  in  the  direction  of  this  trend  continuing  or  accelerating. 6 “Single-class  aircraft”435-(36)399 l  Operating  Fleet67618(39)655 ERJ145s/135s201-(26)175 “Dual-class  aircraft”24118(3)256 E175s3818-56

Scheduled   E-175  Deliveries Alaska 9 4 2 5 20 48 Ongoing  fleet  transition,  including  placement  of  E-175  aircraft,   partially  offset  by  a  reduction  in  50-seat  aircraft. • 7 Delta-58619 56111918104 United4729765

SkyWest  Flying  Contract  Risk  Model Risks No Passenger  fare  volatility Seat  inventory Fuel  costs Network  strategy Majority  of  fleet  financing  risk  covered   by  contracts  with  major  partners Yes Labor  costs  and  shortages Aircraft  maintenance Operating  performance Competition Financing  tail  risk  (on  less  than   half  of  fleet) Residual  values  on  owned   aircraft  and  related  assets • • • • • • • • • • • Business   model  generated   net  income  in  24  of  26  years 8

Financial  Data 9

Profitability from Fleet Transition and Operational Improvements

SkyWest INCORPORATED



Improved Results Year-Over-Year (in millions)				
	Q2 2016	Q2 2015	YTD June 2016	YTD June 2015
Revenue	$ 801.3	$ 788.4	$ 1,563.4	$ 1,548.8
Pre-tax income	$ 66.3	$ 52.5	$ 110.8	$ 68.8
Pre-tax margins	8.3%	6.7%	7.1%	4.4%

Q2 2016 results reflect progress in fleet economics and operating performance

- Economic benefit from adding 18 E175 aircraft and removing 39 unprofitable / less profitable aircraft
- 99.9% weather adjusted flight completion rate achieved at SkyWest and ExpressJet
  - Solid operating performance generated additional revenue and improved operating efficiencies

Opportunities to improve fleet mix not fully played out yet

- 48 additional E175s scheduled from July 2016 through the end of 2017
- Scheduled contract expirations with 50-seat aircraft in 2016 and 2017
- We expect earnings growth for the second half of 2016 to be in the low double-digit range when compared to the second half of 2015, excluding unusual items
- Potential additional noise likely in execution of fleet optimization going forward in the form of non-cash or cash charges on our leased and owned fleet and related assets

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Q2-16  Improvement  from  Q2-15 $80   $70   $60   $50   $40   $66   $30   $20   $10   $- Operating  Expense  Variances $0 Revenue  Variances $13 $13 11 $3   $41   $(30) $53   $11   $(12)$12   $(10) $(5) $(7) $10   $66 Q2-15   Actual   Removal   of   Additional   Dual   CRJ200   Flying  Pass                        Pass                          Early   Lease  Other   Aircraft  Higher   Labor   Lower   Aircraft   Q2-16   Actual  (pre-tax)E145   AircraftClass   AircraftRevenue  Agreement  Through                          T   hrough                T    e  r  m      ination   on   Lease   Return  CostsMX   Costs(pre-tax) ImprovementsResolutionCostsCosts3  CRJ700'sCosts

A  New  Trajectory $66 Operating  Margin  % $53 $60 60 15.0% $45 10.5% $41 10.0% $34 9.9% 8.9% 8.1% 7.9% $16 7.1% 5.0% 6.2% 0.0% 14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $0.14 EPS* $1.98 EPS* $1.29 YTD  EPS *  Adjusted  for  special  items,  see  Reconciliation  of  Non  GAAP  Financial  Measures 12 Operating  Margin*  % Pre-Tax  Income*  ($  in  millions) Pre-tax  Income 50 40 30 20 10 0 -3.6% -$43 Q1- $43 2.2%4.5% -$2

Balance  Sheet  Highlights Cash,  marketable  securities,  restricted  cash $ 513 Current  assets 1,028 Total  assets $ 4,997 Current  ratio:  1.4 Other  current  liabilities 464 Debt  Mix: Equity  Mix: 56% 44% Long-term  debt 1,763 Shareholders’  equity 1,577 Total  liabilities   and  shareholders’  equity $ 4,997 13 Other  long-term  liabilities916 Current  liabilities741 Current  portion  of  debt$277 Aircraft, PP&E  and  other3,969 Other current  assets515

2016  /  2017  Execution  Strategy • • • • • • Place  48  additional  E175  aircraft  into  service  by  end  of  2017 Continue  to  improve  our  fleet  mix  based  on  evolving  partner  demand Deliver  outstanding  operational  performance Enhance  pilot  recruiting  and  retention  efforts Manage  our  fleet  risk  for  changing  market  demands Deploy  cash  towards  accretive  opportunities 14

Additional  Information 15

SkyWest,  Inc.  Operating  Fleet  June  30,  2016 SkyWest  Airlines United  – contract  flying 59 - 47 106 55 - 55 161 Delta  – contract  flying 23 36 - 59 49 - 49 108 American  – contract  flying 7 - - 7 13 - 13 20 Alaska  – contract  flying 9 - 9 18 - 169 - - - 169 18 359 98 36 56 190 ExpressJet United  – contract  flying - - - - - 161 161 161 Delta  – contract  flying 38 28 - 66 41 - 41 107 American  – contract  flying - - - - 11 14 25 25 38 28 - 66 55 175 230 296 16 655 224175399 Combined1366456256 3 3-3 American  – pro-rate  flying---- Total CRJ200ERJ135/145Total CRJ700CRJ900E175Total 5 5-5 American  – pro-rate  flying---- 21 21-21 Delta  – pro-rate flying---- 26 26-26 United  – pro-rate  flying---- Combined Total 50  Seat  Jets CRJ200ERJ135/145Total 66+  Seat Dual  Class  Jets CRJ700CRJ900E175Total

Map SkyWest operated 1.2 million flights and carried 56 million passengers in 2015 AsotJuly31,2016 SKvWEsT SkyWest, Inc. Route

The  People  of  SkyWest,  Inc. SkyWest  employees  deliver  a  culture  of  quality,  reliability   and  efficiency   Nearly  20,000  dedicated  aviation  professionals  throughout  the  US Our  People Nearly  20,000 Pilots Flight  Attendants Maintenance Customer  Service Ops  Support  &  Other Dispatch 7,100 4,900 3,300 2,400 1,500 200 18

Partnership  Models Fixed-fee  flying  contracts: • • • • • Revenue  at  fixed  rates,  primarily  based  on  completed  flights Partner  directly  reimburses  us  for  certain  costs  such  as  fuel Primary  “at-risk”  costs  are  labor,  aircraft  maintenance  and  overhead Most  agreements  include  operating  performance  bonuses/penalties  Fixed  rates  are  typically  set  for  the  full  contract  term  at  inception Ø Advantages  of  fixed-fee  flying  contracts: – – – – Significant  airline  operating  costs,  such  as  fuel  and  aircraft  ownership,  are  essentially  mitigated Contract  length  typically  provides  for  long-term  infrastructure  planning Major  partner  has  lead/risk  on  passenger  fare  management;;  allows  us  to  focus  on  a  strong  operation Provides  value  to  major  partners  by  providing  critical  feed  into  their  hubs Ø Disadvantages  of  fixed-fee  flying  contracts: – – – – “At-risk”  operating  costs  may  exceed  fixed  rates  over  contract  term   Operating  requirements  may  vary  over  time  without  concurrent  rate  adjustments Partner  may  change  schedules  and  utilization  seasonally,  resulting  in  inefficient  periods  Potential  aircraft  financing  exposure  if  financing  terms  extend  beyond  contract  terms 19

Partnership  Models Pro-rate  agreements: • • • SkyWest  receives  a  pro-rated  portion  of  connecting  passenger  fares We  receive  100%  of  the  passenger  fares  on  local  routes  (non-connecting  passengers) We  are  responsible  for  all  operating  costs  associated  with  pro-rate  flights,  including  fuel  costs SkyWest  by  Model (Aircraft  Count) Ø Advantages  of  pro-rate  agreements: – – – Increased  control  over  scheduling   Control  over  pricing  of  local  routes Independent  negotiation  of  government  subsidies Contract 92% Ø Disadvantages  of  pro-rate  agreements:   – – – Number  of  preferable  routes  limited Subject  to  passenger  fare  volatility Increased  risk  for  fuel  cost Pro-Rate 8% 20

Reconciliation of Non-GAAP Financial Measures

SkyWest INCORPORATED

Year ended December 31, 2015								
	Pre-tax Income		Income Tax		Net Income		Net Income Per Diluted Share	
GAAP income	$	194,322	$	(76,505)	$	117,817	$	2.27
Adjusted for: Q4 2015 Adjustments (1)		(24,731)		9,517		(15,214)		(0.29)
Non-GAAP income	$	169,591	$	(66,988)	$	102,603	$	1.98

Year ended December 31, 2014								
	Pre-tax Income		Income Tax		Net Income		Net Income Per Diluted Share	
GAAP income (loss)	$	(16,343)	$	(7,811)	$	(24,154)	$	(0.47)
Adjusted for:								
Gain on Sale of Equity Investment (2)		(24,922)		9,470		(15,452)		
Special items for fleet reduction (3)		74,777		(28,415)		46,362		
Total Adjustments		49,855		(18,945)		30,910		0.61
Non-GAAP income	$	33,512	$	(26,756)	$	6,756	$	0.14

(1) Adjusts for a gain from early debt payoff of approximately $32.6 million, partially offset by a resolution of contract matter with a major partner of approximately $7.9 million.
(2) Adjusts for the gain from the sale of our equity investment in TRIP Linhas Aereas.
(3) Adjusts for costs resulting from the removal of a specific aircraft from our operations.

Although SkyWest's financial statements are prepared in accordance with accounting principles generally accepted in the U.S. ("GAAP"), SkyWest management believes that certain non-GAAP financial measures may provide investors with useful information regarding the underlying business trends and performance of SkyWest's ongoing operations and may be useful for period-over-period comparisons of such operations. The table above reconciles income before income taxes, excluding special items, to GAAP financial statements for the periods indicated (dollars in millions). Readers should consider this non-GAAP measure in addition to, not a substitute for, financial reporting measures prepared in accordance with GAAP. This non-GAAP financial measure excludes some, but not all, items that may affect SkyWest's net income. Additionally, this calculation may not be comparable with similarly titled measures of other companies.

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